Westrock Coffee Company Reports Second Quarter 2024 Results

Updates 2024 and Reaffirms 2025 Guidance

Little Rock, Ark., August 8, 2024 (GLOBE NEWSWIRE) – Westrock Coffee Company (Nasdaq: WEST) (“Westrock Coffee” or the “Company”) today reported financial results for the second quarter ended June 30, 2024.

Second Quarter Highlights

Consolidated Results

●	Net sales were $208.4 million for the second quarter of 2024, a decrease of $16.3 million, or 7.3%, compared to the second quarter of 2023.
●	Gross profit for the second quarter of 2024 was $41.4 million and included $1.5 million of non-cash mark-to-market gains, compared to gross profit of $35.7 million for the second quarter of 2023, which included $1.0 million of non-cash mark-to-market gains.
●	Net loss for the period was $17.8 million, compared to a net loss of $26.8 million for the second quarter of 2023. The $17.8 million net loss for the second quarter of 2024 included $4.4 million of transaction, restructuring and integration expense, $13.6 million of start-up costs related to our Conway, Arkansas extract and ready-to-drink facility, and $1.6 million of non-cash gains from the change in fair value of warrant liabilities. The $26.8 million net loss for the second quarter of 2023 included $2.9 million of transaction, restructuring and integration expense, $1.7 million of start-up costs related to our Conway, Arkansas extract and ready-to-drink facility, and $11.8 million of non-cash charges from the change in fair value of warrant liabilities.
●	Adjusted EBITDA was $13.7 million for the second quarter of 2024, an increase of $2.4 million, or 20.8%, compared to the second quarter of 2023.

Segment Results

●	Beverage Solutions segment contributed $163.3 million of net sales and $13.2 million of Adjusted EBITDA for the second quarter of 2024, compared to $189.7 million and $11.7 million, respectively, for the second quarter of 2023.
●	SS&T segment, net of intersegment revenues, contributed $45.1 million of net sales and $0.4 million of Adjusted EBITDA for the second quarter of 2024, compared to $35.0 million and ($0.4 million), respectively, for the second quarter of 2023.

Scott T. Ford, CEO and Co-founder stated, “The second quarter of 2024 was an important quarter at Westrock Coffee for several reasons. First, it represents our second consecutive quarter of year-over-year growth in Adjusted EBITDA – up 31.8% in the first quarter and now up 20.8% in the second quarter, while our Beverage Solutions Adjusted EBITDA margin improved almost 200 basis points, year over year. And perhaps more importantly, the second quarter marked our first commercial sale of multi-serve bottles, and first commercial production of cans, from our Conway extract and ready-to-drink facility. Also, given our updated sales ramp visibility for our Conway extract and RTD plant, we are narrowing our 2024 guidance range to $60 - $65 million of Adjusted EBITDA, while simultaneously reaffirming our preliminary guidance for Adjusted EBITDA of $115 million in fiscal year 2025.”

2024 and 2025 Outlook

The Company is updating its guidance for Adjusted EBITDA, and the Company now expects Adjusted EBITDA to be between $60 million and $65 million in fiscal year 2024. Westrock Coffee is lowering the top end of its range to account for the Company’s current expectations regarding the timing of the commercialization of customers at its Conway, Arkansas extract and ready-to-drink facility. The Company is affirming its guidance for Adjusted EBITDA of $115 million in fiscal year 2025.  Management will provide additional details regarding the 2024 and 2025 outlook on its earnings results call to be held today.

The Company is not readily able to provide a reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) without unreasonable effort because certain items that impact such figure are uncertain or outside the Company’s control and cannot be reasonably predicted. Such items include the impacts of non-cash gains or losses resulting from mark-to-market adjustments of derivatives and the change in fair value of warrant liabilities, among others.

Conference Call Details

Westrock Coffee will host a conference call and webcast at 4:30 p.m. ET today to discuss this release. To participate in the live earnings call and question and answer session, please register at https://register.vevent.com/register/BI9bad72ca08ef456698dffe2f12427ebd and dial-in information will be provided directly to you. The live audio webcast will be accessible in the “Events and Presentations” section of the Company’s Investor Relations website at https://investors.westrockcoffee.com. An archived replay of the webcast will be available shortly after the live event has concluded and will be available for a minimum of 14 days.

About Westrock Coffee

Westrock Coffee is a leading integrated coffee, tea, flavors, extracts, and ingredients solutions provider in the United States, providing coffee sourcing, supply chain management, product development, roasting, packaging, and distribution services to the retail, food service and restaurant, convenience store and travel center, non-commercial account, CPG, and hospitality industries around the world. With offices in 10 countries, the Company sources coffee and tea from numerous countries of origin.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time.  Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, our 2024 financial outlook, our 2025 preliminary financial outlook, certain plans, expectations, goals, projections, and statements about the timing and benefits of the build-out, and our ability to sell or commit the capacity of the Company's Conway, Arkansas extract and ready-to-drink facility, the plans, objectives, expectations, and intentions of Westrock Coffee, and other statements that are not historical facts. These statements are based on information available to Westrock Coffee as of the date hereof and Westrock Coffee is not under any duty to update any of the forward-looking statements after the date of this communication to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the management of Westrock Coffee as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor, or others, as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock Coffee. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Westrock Coffee; risks related to the rollout of Westrock Coffee's business and the timing of expected business milestones; the effects of competition on Westrock Coffee's business; the ability of Westrock Coffee to issue equity or equity-linked securities or obtain debt financing in the future; the risk that Westrock Coffee fails to fully realize the potential benefits of acquisitions or joint ventures or has difficulty successfully integrating acquired companies; the availability of equipment and the timely performance by suppliers involved with the build-out of the Conway, Arkansas extract and ready-to-drink facility; the loss of significant customers or delays in bringing their products to market; and those factors discussed in Westrock Coffee’s Annual Report on Form 10-K, which was filed with the United States Securities and Exchange Commission (the “SEC”) on March 15, 2024, in Part I, Item 1A “Risk Factors” and other documents Westrock Coffee has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Westrock

Coffee does not presently know, or that Westrock Coffee currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Westrock Coffee's expectations, plans, or forecasts of future events and views as of the date of this communication. Westrock Coffee anticipates that subsequent events and developments will cause Westrock Coffee's assessments to change. However, while Westrock Coffee may elect to update these forward-looking statements at some point in the future, Westrock Coffee specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as a representation of Westrock Coffee's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media:

Westrock Coffee: PR@westrockcoffee.com

Investor Contact:

Westrock Coffee: IR@westrockcoffee.com

Westrock Coffee Company

Condensed Consolidated Balance Sheets

(Unaudited)

(Thousands, except par value)	June 30, 2024	December 31, 2023
ASSETS
Cash and cash equivalents	$24,316	$37,196
Restricted cash	1,711	644
Accounts receivable, net of allowance for credit losses of $3,941 and $2,915, respectively	102,071	99,158
Inventories	163,703	149,921
Derivative assets	17,751	13,658
Prepaid expenses and other current assets	22,973	12,473
Total current assets	332,525	313,050

Property, plant and equipment, net	418,247	344,038
Goodwill	116,111	116,111
Intangible assets, net	118,953	122,945
Operating lease right-of-use assets	62,643	67,601
Other long-term assets	7,894	7,769
Total Assets	$1,056,373	$971,514

LIABILITIES, CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS' EQUITY
Current maturities of long-term debt	$12,137	$9,811
Short-term debt	54,552	43,694
Accounts payable	43,091	69,106
Supply chain finance program	76,336	78,076
Derivative liabilities	5,044	3,731
Accrued expenses and other current liabilities	62,707	35,217
Total current liabilities	253,867	239,635

Long-term debt, net	280,255	223,092
Convertible notes payable - related party, net	49,671	—
Deferred income taxes	13,288	10,847
Operating lease liabilities	59,287	63,554
Warrant liabilities	43,148	44,801
Other long-term liabilities	1,287	1,629
Total liabilities	700,803	583,558

Commitments and contingencies

Series A Convertible Preferred Shares, $0.01 par value, 24,000 shares authorized, 23,512 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively, $11.50 liquidation value	274,042	274,216

Shareholders' Equity
Preferred stock, $0.01 par value, 26,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 300,000 shares authorized, 88,366 shares and 88,051 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	884	880
Additional paid-in-capital	476,795	471,666
Accumulated deficit	(404,056)	(362,624)
Accumulated other comprehensive income	7,905	3,818
Total shareholders' equity	81,528	113,740

Total Liabilities, Convertible Preferred Shares and Shareholders' Equity	$1,056,373	$971,514

Westrock Coffee Company

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Thousands, except per share data)	2024	2023	2024	2023
Net sales	$208,389	$224,694	$400,889	$430,136
Costs of sales	166,986	189,018	322,212	360,162
Gross profit	41,403	35,676	78,677	69,974

Selling, general and administrative expense	51,610	34,170	96,050	68,292
Transaction, restructuring and integration expense	4,399	2,901	7,363	9,545
Impairment charges	831	—	831	—
Loss on disposal of property, plant and equipment	971	—	973	896
Total operating expenses	57,811	37,071	105,217	78,733
Loss from operations	(16,408)	(1,395)	(26,540)	(8,759)

Other (income) expense
Interest expense	7,453	7,385	15,032	13,414
Change in fair value of warrant liabilities	(1,612)	11,800	(1,653)	6,272
Other, net	98	(9)	233	811
Loss before income taxes and equity in earnings from unconsolidated entities	(22,347)	(20,571)	(40,152)	(29,256)
Income tax expense (benefit)	(4,645)	6,240	1,170	1,881
Equity in (earnings) loss from unconsolidated entities	57	—	110	—
Net loss	$(17,759)	$(26,811)	$(41,432)	$(31,137)
Net income (loss) attributable to non-controlling interest	—	—	—	15
Net loss attributable to shareholders	(17,759)	(26,811)	(41,432)	(31,152)
Accretion of Series A Convertible Preferred Shares	87	87	174	(341)
Net loss attributable to common shareholders	$(17,672)	$(26,724)	$(41,258)	$(31,493)

Loss per common share:
Basic	$(0.20)	$(0.35)	$(0.47)	$(0.42)
Diluted	$(0.20)	$(0.35)	$(0.47)	$(0.42)

Weighted-average number of shares outstanding:
Basic	88,323	75,726	88,209	75,543
Diluted	88,323	75,726	88,209	75,543

Westrock Coffee Company

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
(Thousands)	2024	2023
Cash flows from operating activities:
Net loss	$(41,432)	$(31,137)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	15,516	12,055
Impairment charges	831	—
Equity-based compensation	5,481	3,857
Provision for credit losses	1,026	653
Amortization of deferred financing fees included in interest expense	1,715	988
Loss on disposal of property, plant and equipment	973	896
Mark-to-market adjustments	(3,162)	(2,205)
Change in fair value of warrant liabilities	(1,653)	6,272
Foreign currency transactions	53	907
Deferred income tax expense (benefit)	1,170	1,881
Other	490	992
Change in operating assets and liabilities:
Accounts receivable	(3,954)	649
Inventories	(12,912)	(6,874)
Derivative assets and liabilities	4,709	693
Prepaid expense and other assets	733	(8,529)
Accounts payable	(20,211)	(24,080)
Accrued liabilities and other	34,936	7,314
Net cash used in operating activities	(15,691)	(35,668)
Cash flows from investing activities:
Additions to property, plant and equipment	(105,105)	(55,745)
Additions to intangible assets	(104)	(95)
Acquisition of business, net of cash acquired	—	(2,392)
Proceeds from sale of property, plant and equipment	449	57
Net cash used in investing activities	(104,760)	(58,175)
Cash flows from financing activities:
Payments on debt	(134,634)	(79,795)
Proceeds from debt	184,124	156,118
Payments on supply chain financing program	(49,612)	—
Proceeds from supply chain financing program	47,872	29,026
Proceeds from convertible notes payable	22,000	—
Proceeds from convertible notes payable - related party	50,000	—
Payment of debt issuance costs	(2,965)	(2,582)
Payment of convertible notes payable issuance costs	(511)	—
Net proceeds from (repayments of) repurchase agreements	(7,343)	(5,236)
Proceeds from exercise of stock options	12	63
Proceeds from exercise of Public Warrants	—	2,632
Proceeds from issuance of common stock	635	—
Payment of equity issuance costs	(10)	—
Payment for purchase of non-controlling interest	—	(2,000)
Payment for taxes for net share settlement of equity awards	(1,159)	(1,841)
Net cash provided by financing activities	108,409	96,385
Effect of exchange rate changes on cash	229	(165)
Net (decrease) increase in cash and cash equivalents and restricted cash	(11,813)	2,377
Cash and cash equivalents and restricted cash at beginning of period	37,840	26,405
Cash and cash equivalents and restricted cash at end of period	$26,027	$28,782

Westrock Coffee Company

Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Thousands)	2024	2023	2024	2023
Net loss	$(17,759)	$(26,811)	$(41,432)	$(31,137)
Interest expense	7,453	7,385	15,032	13,414
Income tax expense (benefit)	(4,645)	6,240	1,170	1,881
Depreciation and amortization	7,968	6,181	15,516	12,055
EBITDA	(6,983)	(7,005)	(9,714)	(3,787)
Transaction, restructuring and integration expense	4,399	2,901	7,363	9,545
Change in fair value of warrant liabilities	(1,612)	11,800	(1,653)	6,272
Management and consulting fees (S&D Coffee, Inc. acquisition)	—	—	—	556
Equity-based compensation	3,025	2,310	5,481	3,857
Impairment charges	831	—	831	—
Conway extract and ready-to-drink facility start-up costs	13,612	1,711	23,408	3,580
Mark-to-market adjustments	(1,522)	(969)	(3,162)	(2,205)
Loss on disposal of property, plant and equipment	971	—	973	896
Other	943	562	1,279	1,049
Adjusted EBITDA	$13,664	$11,310	$24,806	$19,763

Westrock Coffee Company

Reconciliation of Segment Results

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Thousands)	2024	2023	2024	2023
Net Sales
Beverage Solutions	$163,253	$189,719	$321,312	$370,928
Sustainable Sourcing & Traceability[1]	45,136	34,975	79,577	59,208
Total of Reportable Segments	$208,389	$224,694	$400,889	$430,136

	Three Months Ended June 30,		Six Months Ended June 30,
(Thousands)	2024	2023	2024	2023
Gross Profit
Beverage Solutions	$36,615	$32,475	$69,614	$62,970
Sustainable Sourcing & Traceability	4,788	3,201	9,063	7,004
Total of Reportable Segments	$41,403	$35,676	$78,677	$69,974

	Three Months Ended June 30,		Six Months Ended June 30,
(Thousands)	2024	2023	2024	2023
Adjusted EBITDA
Beverage Solutions	$13,245	$11,660	$24,045	$20,081
Sustainable Sourcing & Traceability	419	(350)	761	(318)
Total of Reportable Segments	$13,664	$11,310	$24,806	$19,763

1 - Net of intersegment revenues

Non-GAAP Financial Measures

We refer to EBITDA and Adjusted EBITDA in our analysis of our results of operations, which are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). While we believe that net (loss) income, as defined by GAAP, is the most appropriate earnings measure, we also believe that EBITDA and Adjusted EBITDA are important non-GAAP supplemental measures of operating performance as they contribute to a meaningful evaluation of the Company’s future operating performance and comparisons to the Company’s past operating performance. Additionally, we use these non-GAAP financial measures in evaluating the performance of our segments, to make operational and financial decisions and in our budgeting and planning process. The Company believes that providing these non-GAAP financial measures to investors helps investors evaluate the Company’s operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance.

We define “EBITDA” as net (loss) income, as defined by GAAP, before interest expense, provision for income taxes and depreciation and amortization. We define “Adjusted EBITDA” as EBITDA before equity-based compensation expense and the impact, which may be recurring in nature, of transaction, restructuring and integration related costs, including management services and consulting agreements entered into in connection with the acquisition of S&D Coffee, Inc., impairment charges, changes in the fair value of warrant liabilities, non-cash mark-to-market adjustments, certain costs specifically excluded from the calculation of EBITDA under our material debt agreements, such as facility start-up costs, the write off of unamortized deferred financing costs, costs incurred as a result of the early repayment of debt, gains or losses on dispositions, and other similar or infrequent items (although we may not have had such charges in the periods presented). We believe EBITDA and Adjusted EBITDA are important supplemental measures to net (loss) income because they provide additional information to evaluate our operating performance on an unleveraged basis. In addition, Adjusted EBITDA is calculated similar to defined terms in our material debt agreements used to determine compliance with specific financial covenants.

Since EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, they should be viewed in addition to, and not be considered as alternatives for, net income (loss) determined in accordance with GAAP. Further, our computations of EBITDA and Adjusted EBITDA may not be comparable to that reported by other companies that define EBITDA and Adjusted EBITDA differently than we do.